Exhibit 4.19

THE SYMBOL “[****]” DENOTES PLACES WHERE PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Service Agreement – A
Formulation development of RHB-105 in oral solid dosage form and manufacture of clinical supplies
Amendment 3

AMENDMENT 3 TO THE SERVICE AGREEMENT A is made and entered in April 19th, 2012 (the “Amendment”).

1.	DESCRIPTION OF THE EXTRA WORK

The Client requested that the GMP Omeprazole magnesium API and GMP Amoxicillin API and GMP Rifabutin API would be analyzed by [****] at their reception at the [****] facility for full testing and not only ID testing.

a.	GMP Omeprazole magnesium API analytical release testing

ITEM	Cost (USD$)

ID testing
IR-Method qualification, set-up and analysis*	0$
[****]	200$

Assay
Method qualification	2,000$
Set-up	605$
Analysis	575$

Related substances
Method qualification	2,500$
Set-up**	0$
Analysis	795$

Residual solvents
Method A: [****]
[****]	14,000$
Analysis	1,200$

Water - Karl Fisher Titration (USP <921>)
Analysis	165$

Appearance
Analysis	85$

[****]
Analysis	75$

[****]
Analysis	170$

[****]
Analysis	550$

Report****	688$

Sub total for section 1. a.	23,608$

Service Agreement – A
Formulation development of RHB-105 in oral solid dosage form and manufacture of clinical supplies
Amendment 3

b.	GMP Amoxicillin trihydrate API analytical release testing

ITEM	Cost (USD$)

ID testing
IR-Method qualification, set-up and analysis*	0$

Assay
Method qualification	2,000$
Set-up	605$
Analysis	575$

Related substances
Method qualification	2,500$
Set-up**	0$
Analysis	795$

pH
Analysis	85$

Residual solvents
[****]
[****]
[****]
[****]	30,000$
[****]	1,800$

Water - Karl Fisher Titration (USP <921>)
Analysis	165$

Appearance
Analysis	85$

Crystallinity
Analysis	550$

Report****	1,175$

Sub total for section 1. b.	40,335$

Service Agreement – A
Formulation development of RHB-105 in oral solid dosage form and manufacture of clinical supplies
Amendment 3

c.	GMP Rifabutin API analytical release testing

ITEM	Cost (USD$)

ID testing
IR-Method qualification, set-up and analysis*	0$
[****]	575$

Assay
Method qualification	2,000$
Set-up	605$
Analysis	575$

Related substances
Method qualification	2,500$
Set-up**	0$
Analysis	795$

Water - Karl Fisher Titration (USP <921>)
Analysis	165$

Limit of N-Iso Butylpiperidone (TLC)
Qualification, set-up and analysis	1,650$

Residual solvents
[****]
[****]
[****]	24,000$
Analysis	1,800$
Qualification [****] ***
2,000$

Appearance
Analysis	85$

Report****	1,103$

Sub total for section 1. c.	37,853$

Total cost of the amendment	101,795$

*	Already included in Service Agreement A.
**	Included in the set-up cost of the Assay.
***	Analysis to be outsourced to a [****] qualified vendor. [****] in Toronto using the validated analytical methods of [****].
****	Cost for the documentation and the CofA- 3% of the total cost of the analysis.

Service Agreement – A
Formulation development of RHB-105 in oral solid dosage form and manufacture of clinical supplies
Amendment 3

2.	COST AND PAYMENTS

2.1	The cost of the Services for the Extra Work detailed in section 1 is:
2.1.1	$101,795 if the following installments are:
•	50% at the signature of this Agreement; and
•	the balance at the completion of the release testing.
OR
2.1.2	$89,783 if $89,783 is paid within 7 days from the signature of this Agreement.

2.2	The Client shall pay to [****] the following installments in United-States currency ($USD):

3.	TIMELINES FOR AMENDMENT 3

 [****]

Service Agreement – A
Formulation development of RHB-105 in oral solid dosage form and manufacture of clinical supplies
Amendment 3

IN WITNESS THEREOF, the Parties have executed this Amendment as of the Date written above, by their authorised representatives, who by signing confirm their authority and intention to bind the Parties they represent.

[****]		7810962 Canada Inc.
Per:	/s/	Per:	/s/ Alain Guimond PhD
Name: [****]		Name: Alain Guimond PhD
Title: President		Title: Senior director of Research